SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential,For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive proxy statement
☐ Definitive additional materials
☐ Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12

EQUUS II INCORPORATED

(Name of Registrant as Specified in Its Charter)

Harry O. Nicodemus, 2727 Allen Parkway, 13th Floor, Houston, TX 77019

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule, or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor

Houston, Texas 77019

(713) 529-0900

Notice of Annual Meeting of Stockholders

To be Held May 6, 2004

TIME	9:00 a.m. Houston time on Thursday, May 6, 2004

PLACE	Meeting Room No. 1, Ground Level, Wortham Tower 2727 Allen Parkway Houston, Texas 77019

ITEMS OF BUSINESS	(1) To elect nine members to the Board of Directors, each for a term of one year.

(2) To ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent auditor for fiscal 2004.

(3) To consider such other business as may properly come before the annual meeting.

RECORD DATE	All holders of record of shares of the Fund’s common stock (NYSE: EQS) at the close of business on March 19, 2004, are entitled to vote at the meeting and any postponements or adjournments of the meeting.

VOTING BY PROXY	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to the Questions and Answers, beginning on page 2 of this proxy statement and the instructions on the proxy card.

By order of the Board of Directors,

HARRY O. NICODEMUS IV
Secretary

April 6, 2004

Houston, Texas

This proxy statement and accompanying proxy card are being distributed on or about April 6 , 2004.

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor

Houston, Texas 77019

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of Equus II Incorporated (“EQS” or the “Fund”) to be held on Thursday, May 6, 2004, beginning at 9:00 a.m., local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, and at any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the annual meeting. This proxy statement is being mailed to stockholders on or about April 6, 2004.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the ratification of the Fund’s independent auditor. In addition, the Fund’s management will report on the performance of the Fund during 2003 and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on March 19, 2004, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting or any postponements or adjournments thereof. A list of stockholders on the record date will be available for inspection at the Fund’s office at 2727 Allen Parkway, 13th Floor, Houston, Texas for ten days before the meeting.

What are the voting rights of holders of EQS common stock?

You may cast one vote per share of EQS common stock that you held on the record date on each matter considered at the annual meeting. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

Parking is available at local garages; the fee for parking is $0.75 per hour.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,615,173 shares of EQS common stock, representing the same number of votes, were outstanding. Thus, the presence of holders of EQS common stock representing at least 3,307,587 votes will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes that are voted on any matter will be included in the calculation of the number of shares considered to be present at the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders of the Fund hold their shares through a stockbroker, bank or, other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Fund. As the stockholder of record, you have the right to grant your voting proxy directly to the Fund or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Can I change my vote after I return my proxy card?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for election of the nominated slate of directors (see Item 1); and

•	for ratification of the appointment of PricewaterhouseCoopers LLP as the Fund’s independent auditor (see Item 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How are votes counted?

In the election of directors, you may vote “For” all of the nominees or your vote may be “Withheld” with respect to one or more of the nominees. For the other proposals, you may vote “For,” “Against,” or “Abstain.” If you “Abstain,” it has the same effect as a vote “Against.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withheld” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The nine persons receiving the highest number of “For” votes will be elected.

Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted in favor of or against such matter, although it will be counted as voted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold shares in “street name” through a broker, bank, or other nominee, your broker, bank, or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2004.

STOCK OWNERSHIP

Who are the largest owners of the Fund’s stock?

Based on a review of filings with the Securities and Exchange Commission (“SEC”), the Fund is aware of three beneficial owners of more than 5% of the outstanding shares of EQS common stock: Karpus Management, Inc., Sam P. Douglass, and Nolan Lehmann.

How much stock do the Fund’s directors and executive officers own?

The following table shows the dollar range of equity securities owned by our directors:

Dollar Range of Equity Securities Beneficially Owned by Directors

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Sam P. Douglass	Over $100,000	Over $100,000(2)
Gregory J. Flanagan	$50,001-$100,000(3)	$50,001-$100,000(2)(3)
Robert L. Knauss	$1-$10,000(3)	$1-$10,000(2)(3)
Nolan Lehmann	Over $100,000	Over $100,000(2)
Brad Orvieto	$1-$10,001(3)	$1-$10,000(2)(3)
Gary R. Peterson	$10,001-$50,000(3)	$10,001-$50,000(2)(3)
John W. Storms	$50,001-$100,000(3)	$50,001-$100,000(2)(3)
Dr. Francis D. Tuggle	$10,001-$50,000(3)	$10,001-$100,000(2)(3)
Dr. Edward E. Williams	Over $100,000(3)	Over $100,000(2)(3)

(1)	Based on closing price of EQS common stock on March 30, 2004.
(2)	Includes only shares of the Fund. No director or nominee for director of the Fund is a director of another fund in the Equus family of investment companies.
(3)	Excludes options exercisable within 60 days that are not in-the-money.

The following table shows the amount of EQS common stock beneficially owned (unless otherwise indicated) as of March 31, 2004, by (1) any person known to the Fund to be the beneficial owner of more than 5% of the outstanding shares of EQS common stock, (2) each director and nominee for director of the Fund, and (3) all officers and directors as a group. The number of shares beneficially owned by each entity, person, director, or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of May 30, 2004, 60 days after March 31, 2004, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

	Amount and Nature of Beneficial Ownership
Name	Sole Voting and Investment Power	Options Exercisable Within 60 Days (1)	Other Beneficial Ownership		Total	Percent of Class Outstanding
Karpus Management, Inc. (2)	691,596	0	0		691,596	10.5%
Sam P. Douglass (3)	21,216	198,000	398,353	(4)	617,569	9.3%
Gregory J. Flanagan	8,618	17,600	1,200	(5)	27,418	*
Robert L. Knauss	736	17,600	477	(6)	18,813	*
Nolan Lehmann (7)	171,577	177,250	45,135	(8)	393,962	6.0%
Brad Orvieto	2,397	2,750	0		5,147	*
Gary R. Petersen	2,155	17,600	0		19,755	*
John W. Storms	8,591	16,500	0		25,091	*
Dr. Francis D. Tuggle	4,146	16,300	0		20,446	*
Dr. Edward E. Williams	44,436	17,600	0		62,036	*
All directors and officers as a group (12 persons)	277,310	670,950	445,165		1,393,425	21.1%

*	Indicates less than one percent.
(1)	Reflects the number of shares that could be purchased by exercise of options available on March 25, 2004, or within 60 days thereafter under the 1997 Stock Incentive Plan.
(2)	The address of Karpus Management, Inc. is 183 Sullys Trail, Pittsford, New York 14534. The address of and number of shares beneficially owned by Karpus Management, Inc. is based on the Schedule 13D/A filed by Karpus Management, Inc. with the SEC on March 9, 2004.
(3)	Mr. Douglass’ address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.
(4)	Includes (a) 30,827 shares held directly and in retirement accounts by Paula T. Douglass, Mr. Douglass’ wife, (b) 162,230 shares held by trusts for the benefit of members of Mr. Douglass’ family of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Mrs. Douglass is the beneficiary, and (c) 205,296 shares held by Equus Corporation International, a Delaware corporation of which Mr. Douglass is the Chairman of the Board and Chief Executive Officer. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.
(5)	Includes 1,200 shares held by Mr. Flanagan’s spouse.
(6)	Includes 477 shares held by the Robert L. Knauss Defined Plan (the “Knauss Plan”) of which Mr. Knauss is a control person. Mr. Knauss disclaims beneficial ownership of the shares held by the Knauss Plan.
(7)	Mr. Lehmann’s address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.
(8)	Includes (a) 6,303 shares held by Jeanne Lehmann, Mr. Lehmann’s spouse and (b) 38,832 shares held by Lehmann Investments, L.P., of which Mr. Lehmann is the general partner. Mr. Lehmann disclaims beneficial ownership of all shares not owned directly by him.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, the Fund’s directors, executive (and certain other) officers, and any persons holding more than ten percent of EQS common stock are required to report their ownership of EQS common stock and any changes in that ownership to the Fund and the SEC. Specific due dates for these reports have been established by regulation and the Fund is required to report in this proxy statement any failure to file by these dates in 2003. Based upon a review of filings with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2003 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception of: a Form 3 to report the election of Harry O. Nicodemus IV as an executive officer of the Fund and a Form 4 to report a grant of stock options to Mr. Nicodemus were filed late.

As of March 30, 2004, we believe that all directors and officers are current in their filings. In making these statements, the Fund has relied on the written representations of its directors, officers and ten percent holders and copies of reports that they have filed with the SEC.

GOVERNANCE OF THE FUND

What are the duties of the Board of Directors?

The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties imposed on the directors of business development companies by the Investment Company Act. Among other things, the Board supervises the management arrangements of the Fund, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the Investment Company Act or the Fund’s Restated Certificate of Incorporation or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the Investment Company Act). The Investment Company Act requires that a majority of the Fund’s directors be individuals who are not interested persons of the Fund.

Who are the current members of the Board?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Committee of Independent Directors	Committee to Study Methods for Enhancement of Shareholder Value	Governance and Nominating Committee
Sam P. Douglass
Gregory J. Flanagan		*	*	Chair
Robert L. Knauss	Chair		*		*
Nolan Lehmann
Brad Orvieto			*	*	*
Gary R. Petersen		Chair	*		*
John W. Storms	*		*		Chair
Dr. Francis D. Tuggle	*		*	*
Dr. Edward E. Williams		*	Chair	*

What committees has the Board established?

The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compensation Committee, a Committee of Independent Directors, and a Committee to Study Methods for the Enhancement of Shareholder Value.

Audit Committee

The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee is attached to this proxy statement as Appendix A and is available on the Fund’s website (www.equuscap.com). The Audit Committee met five times during 2003.

On February 19, 2004, the Board selected the members of the Audit Committee for the coming year, as shown above. Each member of the Audit Committee is independent within the meaning of SEC regulations and the listing standards of the New York Stock Exchange (“NYSE”). Mr. Knauss, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Committee of the Independent Directors

The functions of the Committee of the Independent Directors are to:

•	recommend to the full Board approval of any management, advisory, or administration agreements;

•	recommend to the full Board any underwriting or distribution agreements;

•	review the fidelity bond and premium allocation;

•	review any joint insurance policies and premium allocation;

•	review and monitor the Fund’s compliance with procedures adopted pursuant to certain rules promulgated under the Investment Company Act; and

•	carry out such other duties as the independent directors shall, from time to time, conclude are necessary in the performance of their duties under the Investment Company Act.

The Committee of Independent Directors met as needed at regularly scheduled Board Meetings. The Committee consists of all directors who are not “interested persons” of the Fund (as defined in the Investment Company Act).

Compensation Committee

The function of the Compensation Committee is to determine and issue stock options for officers of the Fund under the Equus II Incorporated 1997 Stock Incentive Plan (the “1997 Stock Incentive Plan”), which is the only form of compensation paid by the Fund to its officers for serving as such. The charter of the Compensation Committee is available on the Fund’s website (www.equuscap.com). The Committee met one time during 2003. All members of the Committee are independent within the meaning of the listing standards of the New York Stock Exchange.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Board of Directors of the Fund. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Governance and Nominating Committee is attached to this proxy statement as Appendix B and is available on the Fund’s website (www.equuscap.com). The Committee met three times during 2003.

On February 19, 2004, the Board selected the members of the Governance and Nominating Committee for the coming year, as shown above. All of the members of the Committee are independent within the meaning of SEC regulations and the listing standards of the NYSE. No member of the Committee is an “interested person” of the Fund as defined in the Investment Company Act.

Committee to Study Methods for the Enhancement of Shareholder Value

The function of the Committee to Study Methods for the Enhancement of Shareholder Value is to recommend to the Board plans and actions that might increase the value at which our common stock trades on the NYSE. The Committee held one meeting during 2003.

How does the Board select nominees for the Board?

The Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Fund’s Secretary or any member of the Governance and Nominating Committee in writing in care of Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. To be considered by the Nominating and Governance Committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Fund’s bylaws relating to stockholder nominations as described in “Additional Information—Advance Notice Procedures,” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Chairman of the Committee and our Chairman of the Board will then interview a qualified candidate. A qualified candidate is then invited to meet the remaining members of the Committee and the other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

Mr. Orvieto, who is being submitted to our stockholders for election as a director for the first time at the annual meeting, was recommended to the Nominating and Governance Committee by a stockholder of the Fund.

The Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Fund;

•	the prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the need for Audit Committee expertise. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

How does the Board determine which directors are considered independent?

The Board undertook its annual review of director independence in February 2004. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and the Fund, including those reported under “Other Indirect Interests” below. The Board also examined transactions and relationships between directors or their affiliates and members of the Fund’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the annual meeting are independent of the Fund and its management with the exception of Sam P. Douglass and Nolan Lehmann. Messrs. Douglass and Lehmann are considered inside directors because of their employment as senior executives of the Fund.

How often did the Board meet during 2003?

During 2003, the Board met in person four times and by telephone one additional time. Each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served. The Fund does not have a policy about directors’ attendance at the annual meeting of stockholders. All directors attended the Fund’s annual meeting of stockholders in May 2003.

How are directors compensated?

During 2003, each director who was not an officer of the Fund received an annual fee of $20,000, plus $2,000 for each meeting of the directors attended, $1,500 for participation in each meeting conducted by telephonic conference, and $1,000 for each committee meeting attended ($500 for each committee meeting if attended on the same day as a Board meeting), and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. The independent directors do not receive any additional compensation from the Fund or portfolio companies for any additional services rendered. Officers and directors of the Fund who are affiliated with management may serve as directors of portfolio companies and in such capacities may receive and retain directors’ fees and other compensation directly from the portfolio companies. Officers of the Fund do not receive cash compensation directly from the Fund, but are employed by and receive a salary from the Management Company. The Fund established the 1997 Stock Incentive Plan to provide incentive compensation to its directors, officers, and employees.

The directors who were not officers of the Fund were paid an aggregate of $242,333 and $238,500 as compensation for the years ended December 31, 2003 and 2002, respectively.

The following table sets forth all compensation paid to the directors, and for each of the three highest paid officers who have aggregate compensation from the Fund in 2003 in excess of $60,000:

Name	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Long-term Compensation Awards Number of Securities Underlying Options
Sam P. Douglass*	$0	(1)	$0	0
Gregory J. Flanagan	36,000		0	2,200
Robert L. Knauss	42,000		0	2,200
Nolan Lehmann*	0	(1)	0	0
Brad Orvieto	14,333		0	5,500
Gary R. Petersen	36,000		0	2,200
John W. Storms	40,000		0	2,200
Dr. Francis D. Tuggle	40,000		0	2,200
Dr. Edward E. Williams	34,000		0	2,200

*	Designates an “interested person.”
(1)	Mr. Douglass and Mr. Lehmann do not receive a salary from the Fund.

Under our 1997 Stock Incentive Plan, each non-officer director serving at the time was granted an option to purchase 5,500 shares of EQS common stock on November 4, 1997. Any new director is automatically granted an option to purchase 5,500 shares of EQS common stock on the first business day following such director’s first board meeting. Mr. Orvieto was granted an option to purchase 5,500 shares of EQS common stock upon his election to the Board. In addition, each individual elected as a non-officer director is, on the first business day following the annual stockholders meeting, granted a stock option to purchase 2,200 shares of EQS common stock at the closing sales price for shares of EQS common stock on that date. In May 2003, the Fund granted options to purchase an aggregate 13,200 shares of stock at $7.43 per share to its directors. The Fund currently has no bonus, profit-sharing, pension, or retirement plan.

Options Granted During 2003

The following table contains information concerning the grant of stock options under the 1997 Stock Incentive Plan to directors and executive officers during 2003:

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Directors and Officers in Fiscal Year 2002	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
					5%($)	10%($)
Sam P. Douglass	0	0%	$—	—	$0	$0
Gregory J. Flanagan	2,200	3.8%	7.43	05/12/2013	26,620	42,394
Robert L. Knauss	2,200	3.8%	7.43	05/12/2013	26,620	42,394
Nolan Lehmann	0	0%	—	—	0	0
Harry O. Nicodemus IV	40,000	68.1%	7.85	12/24/2013	511,473	814,435
Brad Orvieto	5,500	9.4%	8.63	08/04/2013	77,275	123,090
Gary R. Petersen	2,200	3.8%	7.43	05/12/2013	26,520	42,394
John W. Storms	2,200	3.8%	7.43	05/12/2013	26,620	42,394
Dr. Francis D. Tuggle	2,200	3.8%	7.43	05/12/2013	26,620	42,394
Dr. Edward E. Williams	2,200	3.8%	7.43	05/12/2013	26,620	42,394

(1)	The potential realizable value is based on a closing sales price of $8.05 per share on December 31, 2003. The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by SEC rules and are not intended to forecast future appreciation of the Fund’s stock price. The potential realizable values are based on an assumption that the stock price of the shares of EQS common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The values do not take into account amounts required to be paid as income taxes or option provisions providing for termination of an option following termination of employment, nontransferability, or vesting over periods of up to four years.

Stock Option Exercises and Fiscal Year-End Values

The following table sets forth certain information concerning the value of options exercised during the last fiscal year and unexercised options held by the Fund’s Chief Executive Officer and the Fund’s four most highly compensated executive officers other than the CEO at December 31, 2003:

	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the- Money Options at December 31, 2003(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Sam P. Douglass	0	—	198,000	39,600	$71,280	$14,256
Nolan Lehmann	12,500	$10,750	177,250	37,950	63,810	13,662
Gary L. Forbes	0	—	165,000	33,000	59,400	11,880
Harry O. Nicodemus IV			40,000			8,000

(1)	The value is based on a closing sale price of $8.05 per share on December 31, 2003.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity Compensation Plans Approved by Security Holders	1,033,800	(1)	$8.47	289,235	(2)
Equity Compensation Plans Not Approved by Security Holders	0		N/A	0

Total	1,033,800		$8.47	289,235

(1)	Shares issuable pursuant to outstanding options under the 1997 Stock Incentive Plan.
(2)	Represents shares of EQS common stock that may be issued pursuant to the 1997 Stock Incentive Plan

Under the 1997 Stock Incentive Plan the Fund may grant stock options to eligible directors and officers for up to the number of shares of EQS common stock equal to 20% of the outstanding shares. At December 31, 2003, the Fund had outstanding stock options covering an aggregate of 1,033,800 shares. The Compensation Committee is responsible for granting awards of stock options under the 1997 Stock Incentive Plan.

Dividend equivalent rights represent the right of our officers to receive a credit against the option exercise price for the amount of any dividends paid by us during the option period. In January 2002, we filed an application with the SEC seeking an amendment to an exemptive order previously issued by the SEC to permit us to grant dividend equivalent rights to the Fund’s independent directors as part of their stock option awards. During its review of such application, the SEC staff advised us that it does not believe that dividend equivalent rights are permitted under the Investment Company Act. Accordingly, we may be required to obtain a new exemptive order from the SEC permitting the Fund to issue dividend equivalent rights. Based on the ongoing discussion with the SEC, we have not recorded any associated compensation expense applicable to dividend equivalent rights for the 2003 dividend.

During its review of the exemptive application discussed above, the SEC staff also raised certain issues with respect to the manner in which certain notes receivable from officers of the Fund, which were issued in connection with the exercise of stock options in 1999, were settled during 2001. We have responded to the staff’s questions and supplied additional information. Although the ultimate resolution of this matter cannot be determined at this time, we believe that the resolution of this matter will not have an adverse financial impact on the Fund.

Other Indirect Interests

Dr. Williams may be paid additional sums by Equus Capital Corporation, a wholly owned subsidiary of the Management Company (“ECC”), in connection with ECC’s redemption of its Series C preferred stock. ECC has liquidated substantially all of its assets, but is retaining some cash for taxes, operating expenses, and contingencies. At December 31, 2003, the aggregate value of the assets held by ECC was $1,928,941, of which Dr. Williams had a 5.3% interest.

Executive Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Sam P. Douglass 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 71	Chairman of the Board and Chief Executive Officer	One year; Chairman and CEO since 1991	Chairman of the Board and Chief Executive Officer of the Management Company since 1983. Since December 1978, he has served as Chairman and Chief Executive Officer of Equus Corporation International (“ECI”), a privately owned corporation engaged in a variety of investment activities	None
Nolan Lehmann 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 59	President and a director	One year; President and a director since 1991	President of the Management Company since 1983	Allied Waste Industries, Inc.

Gary L. Forbes 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 60	Vice President	Indefinite term/13 years	Vice President of the Management Company since 1991	Consolidated Graphics, Inc. and NCI Building Systems, Inc.

Harry O. Nicodemus IV 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 56	Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary, and Compliance Officer	Indefinite term/ five months	Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary, and Compliance Officer since November 2003. From October 1999 to December 2002 he was Vice President and Chief Accounting Officer of US Liquids, Inc., a national provider of liquid waste management services. From February 1997 until August 1999, he was the Chief Financial Officer of American Residential Services, Inc., a national provider of services for heating, ventilating and air conditioning, plumbing and other systems in homes and small commercial buildings. From 1996 until 1997, he served as the Controller of Drilex International Inc., an oil and gas field services company located in Houston, Texas. Mr. Nicodemus is a certified public accountant.	None

Dana K. Hiller 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age: 36	Vice President	Indefinite term/ three years	Ms. Hiller joined the Management Company as Controller in September 1999. She was elected Vice President in May 2001. From May 1997 to September 1999 she was practice controller of Integrated Orthopedics, Inc. She is a certified public accountant.	None

Executive officers receive no cash compensation from the Fund, but participate in the 1997 Stock Incentive Plan. See “Investment Management Agreement” and “Management Company” below. For a description of the business background of each of Messrs. Douglass and Lehmann see “Nominees for Director” below.

Investment Management Agreement

The investments and business of the Fund are managed by the Management Company pursuant to a Management Agreement (the “Management Agreement”) dated May 9, 1997. The date that the Management Agreement was last submitted to a vote of the stockholders of the Fund was May 9, 1997, when it was initially approved. On May 9, 2003, the Board of Directors of the Fund approved the continuation of the Management Agreement until June 30, 2004.

Under the Management Agreement the Management Company provides, or arranges for suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of its business. Such management and administrative services include providing the Fund with office space, equipment, facilities and supplies, and clerical services; keeping and maintaining the books and records of the Fund, and handling communications and correspondence with stockholders; preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund to identify, evaluate, structure, monitor and dispose of the Fund’s investments. In return for its services and the expenses that the Management Company assumes under the Management Agreement, the Fund pays the Management Company, on a quarterly basis, a management fee equal to 0.5% of the net assets of the Fund on the last day of each calendar quarter (2% per annum). The management fee is payable quarterly in arrears. The Management Company’s management fee from the Fund was $1,530,016 for the year ended December 31, 2003. The total net assets of the Fund as of December 31, 2003, were approximately $71.5 million.

Under the Management Agreement, the Fund bears all costs and expenses directly allocable and identifiable to the Fund or its business or investments, including all expenses with respect to investments or the acquisition or disposition thereof, expenses of registering the shares under federal and state securities laws, costs of printing proxies and other expenses related to meetings of stockholders, litigation expenses, costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments, fees of transfer agents and custodians, legal fees, fees of independent public accountants, expenses of printing and distributing reports to stockholders, securities holders and regulatory bodies, federal, state and local taxes, and other costs and expenses directly allocable and identifiable to the Fund or its business or investments.

The Management Company also receives compensation for providing certain investor communication services of which $50,000 is included in the Statements of Operations for the year ended December 31, 2003.

Certain officers and directors of the Fund serve as directors of portfolio companies in which the Fund has investments. In consideration for such service, such officers or directors may receive and retain fees and non-employee director stock options from such portfolio companies. During 2003 the officers and directors of the Fund received $223,500 of director fees from portfolio companies.

The Management Agreement will continue in effect until June 30, 2004, and from year-to-year thereafter provided such continuance is approved at least annually by (i) a vote of a majority of the outstanding shares of the Fund or (ii) a majority of the directors who are not “interested persons” of the Fund, at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board of Directors of the Fund or the holders of a majority of the Fund’s shares on 60 days’ written notice to the Management Company, and would automatically terminate in the event of its “assignment” (as defined in the Investment Company Act).

Management Company

The Management Company was formed in 1983 and maintains its offices at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. The Management Company’s sole activity is to perform management, administrative and investment advisory services for the Fund, and to manage the dissolution of Equus Capital Partners, L.P. and Equus Equity Appreciation Fund, L.P. The Management Company is a registered investment adviser under the Investment Advisers Act of 1940.

The officers and directors of the Management Company are:

Sam P. Douglass	Chairman of the Board and Chief Executive Officer
Nolan Lehmann	President
Paula T. Douglass	Director
S. Preston Douglass, Jr.	Director
Gary L. Forbes	Vice President
Harry O. Nicodemus IV	Vice President

For a description of the business background of each of Messrs. Sam P. Douglass, Lehmann, Forbes, and Nicodemus see “Nominees for Director” below and “Executive Officers of the Fund” above. The business address of the Management Company’s officers and directors is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, except for S. Preston Douglass, Jr. whose address is 2626 South Padre Island Drive, Corpus Christi, Texas 78413.

Paula T. Douglass, age 51, has been a director of Equus Corporation International (“ECI”), which has 80% voting control of the Management Company, since December 1978 and a director of the Management Company since July 1993. From February 1998 through November 2000, Ms. Douglass was Chairman and Chief Executive Officer of Cinema Film Systems, Inc. Ms. Douglass is the wife of Sam P. Douglass.

S. Preston Douglass, Jr. age 41, has been a director of the Management Company since July 1993. He is Chairman, Chief Executive Officer and President of Corpus Christi Harley Davidson. Mr. Douglass is the son of Sam P. Douglass.

As a result of its stock ownership in the Management Company, ECI has 80% voting control of the Management Company.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Fund under the Securities Act of 1933, Securities Exchange Act of 1934, or the Investment Company Act of 1940, except to the extent that the Fund specifically incorporates this Report by reference therein.

The charter of the Audit Committee, as revised in February 2004, specifies that the purpose of the Audit Committee is to assist the Board in its oversight of the integrity of:

•	the Fund’s financial statements,

•	the Fund’s compliance with legal and regulatory requirements,

•	the independence and qualifications of the Fund’s independent auditor, and

•	the performance of the Fund’s internal audit function and independent auditor.

The full text of the Committee’s charter is attached to this proxy statement as Appendix A and is available on the Fund’s website (www.equuscap.com).

In furtherance of the foregoing purpose, the Committee’s authority and responsibilities include to:

•	review and oversee the Fund’s annual and quarterly financial statements;

•	recommend, for shareholder approval, the appointment of the Fund’s independent auditor, and oversee the compensation, retention, oversight, and other matters relating to the engagement or discharge of the independent auditor;

•	oversee the Fund’s financial controls and reporting processes;

•	review the Fund’s financial reporting and accounting standards and principles;

•	review the performance of the Fund’s internal audit function and the performance of the independent auditor;

•	review and investigate any matters pertaining to the integrity of management, including conflicts of interest or adherence to standards of business conduct; and

•	establish procedures for handling complaints involving accounting, internal accounting controls, and auditing matters.

The Committee met five times during 2003. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Committee’s meetings include, whenever appropriate, executive sessions with the Fund’s independent auditor without the presence of management.

As part of its oversight of the Fund’s financial statements, the Committee reviews and discusses with both management and the Fund’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2003, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with PricewaterhouseCoopers LLP of matters required to be disclosed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended), including the quality of the Fund’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee, as amended).

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Fund’s audited financial statements for the year ended December 31, 2003, in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Fund’s independent accounts for fiscal 2004.

Submitted by:

Audit Committee

Robert L. Knauss, Chairman

John W. Storms

Dr. Francis D. Tuggle

ITEM 1—ELECTION OF DIRECTORS

Article III, Section 3.2 of the bylaws of the Fund provides for a minimum of three and a maximum of fifteen directors (a majority of whom must be directors who are not “interested persons” as defined in the Investment Company Act). There are currently nine directors, including seven independent directors. The nominees receiving an affirmative vote of a plurality of the shares entitled to vote and present, either in person or by proxy, at the annual meeting, will be elected as members of the Board.

The current term of office of all of the Fund’s directors expires at the 2004 annual meeting. The Board proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term of one year and until their respective successors have been duly elected and qualified or until they resign, die or are removed from office. The one nominee that has been appointed to the Board since the last election of directors was initially recommended to the Governance and Nominating Committee by a stockholder of the Fund. Each of the nominees has consented to serve if elected.

The Board knows of no reason why any nominee for director would be unable to serve as a director. If at the time of the annual meeting any nominee is unable or unwilling to serve as a director of the Fund, the persons named as proxies will vote a substitute nominee designated by the Board.

Nominees for Director*

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director
Gregory J. Flanagan; 2000 W. Sam Houston Parkway South Houston, Texas 77042-3611 Age 58	Director	One year; director since 1992	Area President of Arthur J. Gallagher & Co. since December 15, 2000. From January 1997 to December 15, 2000, he was a Vice President of Arthur J. Gallagher & Co

Robert L. Knauss; P.O. Box 40 5580 FM 1697 Burton, Texas 77835 Age 73	Director	One year; director since 1991	Chairman and Principal Executive Officer of Philip Services Corp.** since April 2002 to December 31, 2003; Chairman and Chief Executive Officer of Baltic International USA, Inc. since January 1994.	The Mexico Fund, Inc., Seitel Inc.**, and Baltic International USA, Inc.

Gary R. Petersen; 1100 Louisiana, Suite 3150 Houston, Texas 77002 Age 57	Director	One year; director since 1994	Managing Director of EnCap Investments, L.L.C. since 1989	Nuevo Energy Company and Plains All American Pipeline, L.P.

John W. Storms; 1202 A. Dairy Ashford Houston, Texas 77079-3004 Age 59	Director	One year; director since 1991	Managing General Partner of Storms & Critz, Certified Public Accountants since May of 1988
Brad Orvieto; 8100 SW 10th Street Plantation, Florida 33324 Age 47	Director	One year; director since 2003	President of Strategic Asset Management Group, an affiliate of VSI Holdings, since 1997.

Dr. Francis D. Tuggle; One University Drive Orange, California 92866 Age 61	Director	One year; director since 1991	Dean and Professor at the George L. Argyros School of Business and Economics at Chapman University since July 2002; Professor at the Kogod College of Business Administration at American University from July 1990 to June 2002 where he was Dean from July 1990 to June 1996

Dr. Edward E. Williams; P.O. Box 11956 Spring, Texas 77391-1956 Age 58	Director	One year; director since 1992	Henry Gardiner Symonds Professor and the Director of the Entrepreneurship Program of the Jesse H. Jones Graduate School of Management at Rice University since 1982	Service Corporation International

*	There are no other funds in the fund complex.
**	Philip Services Corp. and Seitel, Inc. commenced reorganization proceedings under Chapter 11 of the United States Bankruptcy Code in 2001.

Interested Directors*

Sam P. Douglass; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age 71	Chairman of the Board and Chief Executive Officer	One year; Chairman and CEO since 1991	Chairman of the Board and Chief Executive Officer of the Management Company since 1983. Since December 1978, he has served as Chairman and Chief Executive Officer of Equus Corporation International (“ECI”), a privately owned corporation engaged in a variety of investment activities

Nolan Lehmann; 2727 Allen Parkway, 13th Floor Houston, Texas 77019 Age 59	President and a director	One year; President and a director since 1991	President of the Management Company since 1983	Allied Waste Industries, Inc.

*	Director is an “interested director” (as defined in the Investment Company Act). Mr. Douglass and Mr. Lehmann are deemed to be interested directors by reason of their affiliation with the Fund’s investment adviser, Equus Capital Management Corporation.

The Board unanimously recommends that each stockholder vote “For” each of the persons nominated by the Board.

ITEM 2—RATIFICATION OF THE SELECTION OF THE INDEPENDENT

AUDITOR FOR THE FUND

The Audit Committee has selected the accounting firm of PricewaterhouseCoopers LLP (“PwC”) to audit the Fund’s financial statements for, and otherwise act as the Fund’s independent accountants with respect to the fiscal year ending December 31, 2004. The Fund’s selection of PricewaterhouseCoopers LLP is conditioned on the Fund’s right to terminate such selection at any time without any penalty. In accordance with the Audit Committee’s resolution, the selection of PwC for the current fiscal year is submitted to stockholders for ratification. The Fund knows of no direct or indirect financial interest of PwC in the Fund.

A representative of PwC is expected to be present at the Annual Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of the stockholders.

In the event the stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

Audit Fees and All Other Fees

Audit Fees

Fees for audit services totaled approximately $96,050 in 2003 and $110,870 in 2002, including fees associated with the annual audit and the reviews of the Fund’s quarterly reports on Form 10-Q. Of the 2003 amount, $31,050 was billed by December 31, 2003.

Audit-Related Fees

We did not pay PwC any fees for assurance and related services related to the performance of their audit or review of our financial statements during 2003 and 2002.

Tax Fees

We did not pay PwC any fees for tax services during 2003 and 2002.

All Other Fees

We did not pay PwC any fees for other services in 2003 and 2002.

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed by PwC or any independent auditor engaged by the Fund and any non-audit services provided by PwC to the Management Company, and any entity controlling, controlled by, or under common control with the Management Company, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X that are approved by the Audit Committee before completion of the audit. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the auditor to the Fund or to the Management Company without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Fund’s or the Management Company’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Audit Committees procedures require approval of the engagement of the auditor for each fiscal year and approval of the engagement by a majority of the Fund’s independent directors. The procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Fund and permissible non-audit services for the Management Company on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approving all audit services and permitted non-audit services, the Audit Committee or a delegated member should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also designate a member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the designated member are to be ratified by the Audit Committee by the time of its next regularly scheduled meeting. The Fund’s pre-approval procedures are reviewed annually by the Audit Committee and the Fund maintains a record of the decisions made by the Committee pursuant to the procedures.

There were no non-audit fees billed by PwC to the Management Company. In addition, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Management Company.

The proposal to ratify the appointment of PwC as the Fund’s independent auditors requires the affirmative vote of a majority of the outstanding shares of EQS Common Stock represented and entitled to vote at the Annual Meeting.

Change in Independent Auditor

On July 3, 2002, Arthur Andersen LLP (“Andersen”), who was previously engaged as the independent accountant for the Fund submitted, and we accepted, its resignation as independent accountant for the Fund. On July 5, 2002, the Board of Directors and the Audit Committee engaged PwC to serve as the Fund’s independent accountant to audit the Fund’s financial statements for fiscal 2002. The appointment of PwC was ratified by stockholders at the Fund’s 2003 Annual Meeting of Stockholders.

Andersen’s report on our financial statements for the year ended December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle.

For the fiscal years ended December 31, 2001 and 2000, and through July 3, 2002, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen would have caused them to make a reference to the subject matter in connection with their report on our financial statements for fiscal years 2001 and 2000 and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2001, and through July 3, 2002, the Fund did not consult with PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or any matters or reportable events as described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Board unanimously recommends that each stockholder vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Fund.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Annual Meeting that are likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting.

ANNUAL REPORT

The financial statements of the Fund are contained in the 2003 Annual Report to Stockholders, which has been provided to the stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of the Fund’s Annual Report to Stockholders is available without charge upon request. Please direct your request to Equus II Incorporated, Attention: Investor Relations, P.O. Box 130197, Houston, Texas 77219-0197, (713) 529-0900.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2005 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2005 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Fund’s Secretary must receive stockholder proposals no later than December 1, 2004. Proposals should be sent to the Fund, c/o Equus Capital Management Corporation, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, attention: Nolan Lehmann. Submission of a stockholder proposal does not guarantee inclusion in the Fund’s proxy statement or form of proxy because certain SEC rules must be met.

Advance Notice Procedure. Under our bylaws no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to the Fund’s Secretary. To be properly brought before the meeting a stockholder must deliver a written notice to the Fund at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the bylaws about the stockholder and the proposed action) not les than 60 nor more than 90 days prior to the meeting; provided, however, that in the event less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, your notice to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made.

In addition, under our bylaws if you are a stockholder and wish to make a director nomination at a stockholders’ meeting, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Harry O. Nicodemus, IV, Secretary, Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, within the time limits described above for delivering of notice of stockholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations. See “Governance of the Fund – How does the Board select nominees for the Board?” for additional information about stockholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Fund’s proxy statement.

The proxy solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than February 15, 2005.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.

Stockholder Communications with the Board. Stockholders who wish to communicate directly with the Board, or specified individual directors may do so by writing to the Board or individual directors in care of the Office of Secretary, Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Committee of Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance. The Fund is a Delaware corporation subject to the provisions of the Delaware General Corporation Law. The Fund’s day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by the Fund’s certificate of incorporation and bylaws, the provisions of the Delaware General Corporation Law, and the provisions of the Investment Company Act. A copy of the our certificate of incorporation and bylaws, corporate governance guidelines, and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees may be obtained by writing to the Corporate Secretary, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. Our certificate of incorporation and bylaws, corporate governance guidelines, and committee charters will also be available in the near future by accessing the Fund’s website at www.equuscap.com.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Fund. The cost of soliciting proxies in the enclosed form will be paid by the Fund. Officers and regular employees of the Fund and the Management Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

Appendix A

Audit Committee Charter

The Audit Committee of the board of directors of Equus II Incorporated (the “Fund”) shall consist of a minimum of three directors. Members of the Committee shall be appointed by the board of directors upon the recommendation of the Nominating and Governance Committee and may be removed by the board of directors in its discretion. All members of the Committee shall be independent directors under the rules of the New York Stock Exchange (the “NYSE”), and shall also satisfy the more rigorous independence requirement for members of audit committees established by the NYSE and Rule 10A-3 of the Securities and Exchange Commission (the “SEC”). All members shall have sufficient financial experience and at least one member shall be an audit committee financial expert, as such term is defined in Rule 401 of Regulation S-K of the SEC.

The purpose of the Committee shall be to (A) assist the board in its oversight of (1) the integrity of the financial statements of the Fund, (2) the Fund’s compliance with legal and regulatory requirements, (3) the independence and qualifications of the Fund’s independent auditor, and (4) the performance of the Fund’s internal audit function and independent auditor and (B) and prepare an audit committee report required by the SEC to be included in the Fund’s annual proxy statement.

In furtherance of this purpose, the Committee shall have the following authority and responsibilities:

1.	To discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including the Fund’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and any other matters required to be reviewed under applicable legal, regulatory, or NYSE requirements.

2.	To discuss with management and the independent auditor, as appropriate, earnings press releases and financial information, as well as financial information and earnings guidance provided to analysts and rating agencies.

3.	To recommend, for shareholder approval, the independent auditor appointed to examine the Fund’s accounts, controls, and financial statements. The Committee shall have the sole authority and responsibility for the appointment, compensation, retention, and oversight of the work of the independent auditor engaged by the Fund (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund. The Committee shall have the sole authority to approve all audit engagement fees and terms and the Committee, or a member of the Committee, must pre-approve any non-audit service (including the fees and term thereof) provided to the Fund by the Fund’s independent auditor. The independent auditor will report directly to the Committee.

4.	To review with management and the independent auditor as appropriate, any audit problems or difficulties the auditor encountered in the course of the audit work and management’s response thereto,

5.	To discuss with management the Fund’s risk assessment and risk management guidelines and policies, including the Fund’s major financial risk exposures and steps taken by management to monitor and control such exposures.

6.	To review the Fund’s financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting the Fund’s financial statements, including alternatives to, and the rationale for, the decisions made.

7.	To review and approve an appropriate control process for reviewing and approving the Fund’s internal transactions and accounting and to meet separately, periodically, with personnel responsible for the internal audit function.

8.	To obtain and review at least annually a report from the Fund’s independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to any independent audits carried out by the firm, and any steps taken by the firm to deal with such issues. Also, in order to assess auditor independence, the Committee will review at least annually all relationships between the independent auditor and the Fund.

9.	To prepare and publish an audit committee report in the Fund’s proxy statement.

10.	To set policies for the hiring of employees or former employees of the Fund’s independent auditor.

11.	To review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct. In connection with these reviews, the Committee will meet, as deemed appropriate, with Fund officers and employees.

12.	To establish procedures for (1) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission of employees of the Fund of concerns regarding questionable accounting or auditing matters.

The Committee shall meet separately at least quarterly with management, the individuals responsible for the internal audit function of the Fund, and the Fund’s independent auditor.

The Committee shall have authority to retain such outside counsel, experts, and other advisors, as the Committee may deem necessary to carry out its duties in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (2) compensation to any advisers employed by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

The Committee shall report to the board after each Committee meeting and shall conduct and present to the board an annual performance evaluation of the Committee. The Committee will review with the full board any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, and the performance of the Fund’s independent auditor.

The Committee may adopt such additional operating procedures as it may determine to be appropriate to assist in exercising its authority and carrying out its responsibilities as set out in this charter.

The Committee shall undertake an annual performance evaluation of the Committee and shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

Appendix B

Nominating and Governance Committee Charter

Status

The Nominating and Corporate Governance Committee is a committee of the Board of Directors.

Definitions

“Board” means the Board of Directors of the Fund.

“Committee” means the nominating and corporate governance committee appointed by the Board.

“Fund” means Equus II Incorporated, a Delaware corporation.

“Immediate family member” includes a person’s spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

“Independent” means that the director:

•	Is not currently, and has not been at any time within the past three years, employed by the Fund, Equus Capital Management Corporation, Equus Capital Corporation, or Equus Corporation International, or any portfolio company of the Fund over which the Fund exercises a controlling influence over management or policies or of which the Fund owns beneficially, directly or indirectly, more than 25% of the voting securities.

•	Is not currently, and has not been at any time within the past three years, affiliated with or employed by a present or former auditor of the Fund or of an affiliate.

•	Is not an executive officer of another business organization where any of the Fund’s executives serve on the organization’s compensation committee.

•	Has not received more than $100,000 per year in direct compensation in any of the three previous years from the Fund, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•	Is not currently, and has not been at any time within the past three years, an executive officer or an employee of a company (other than a charitable organization) that makes payments to, or receives payments from the Fund for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

•	Does not have an immediate family member in any of the foregoing five categories.

•	Has no material relationship with the Fund.

•	Is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund.

“No material relationship” means that after considering all relevant facts and circumstances, the Board of the Fund has affirmatively determined that the director has no material commercial, industrial, banking, consulting, legal, accounting, charitable, familial, or other relationship (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Fund) with the Fund or a portfolio company of the Fund. Ownership of shares of the Fund shall not be a bar to an independence finding.

Organization and Membership Requirements

The Committee shall be appointed annually by the Board and shall be comprised of at least three directors each of whom shall be Independent. The Board will designate one member of the Committee as its chairperson. The Board may remove any Committee member at any time.

Authority

The Committee’s creation and authority is derived directly from the Board. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain outside legal counsel or other experts or consultants to advise the Committee at the expense of the Fund.

The Committee may request any officer or employee of the Fund or the Fund’s outside legal counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

Duties and Responsibilities

The Committee is responsible for considering and making recommendations to the Board concerning the appropriate size, function, and needs of the Board. This responsibility includes:

•	developing a Board that provides management with experienced and seasoned advisors in fields related to current or future business directions of the Fund;

•	establishing the criteria for Board membership for approval by the Board;

•	identifying, evaluating, and recruiting qualified candidates to fill new positions on the Board consistent with the criteria established by the Board, including consideration of any potential conflicts of interest;

•	reviewing candidates recommended by shareholders;

•	conducting the appropriate and necessary inquiries into the backgrounds, qualifications, and independence of possible candidates;

•	evaluating, reviewing, and considering the recommendation for nomination of current directors for reelection to the Board; and

•	recommending director nominees for the next annual meeting of the Fund for approval by the Board.

The Committee’s additional functions are:

•	to regularly review issues and developments related to corporate governance issues and develop and recommend to the Board a set of corporate governance principles applicable to the Fund;

•	to consider questions of possible conflicts of interest of Board members and of senior executives of the Fund;

•	to monitor and recommend the functions and responsibilities of the various committees of the Board,;

•	to establish qualifications for membership on the various committees of the Board;

•	to suggest members for appointment to the Board’s committees and review committee assignments annually;

•	to recommend matters for consideration by the Board;

•	to establish director retirement policies;

•	to review the outside activities of senior executives; and

•	oversight of the evaluation of the Board and management of the Fund.

Meetings

The Committee shall meet at least two times a year. The chairman of the Committee may call special meetings at any time. Personal written, personal telephonic, telegraphic, or facsimile transmission (confirmed by telephone) notice of any special meeting of the Committee shall be given to each member at least 24 hours prior to the time of the meeting. Any member may waive notice of a meeting.

The Committee shall meet periodically in separate executive sessions with management and as a committee to discuss any matters that the Committee or any of these persons believe should be discussed privately.

Following each meeting the Chairman shall submit a written or oral report to the Board at its next meeting.

Procedure; Quorum

The Committee shall choose a chairman, shall keep regular minutes of its proceedings and report the same to the Board when requested, shall fix its own rules or procedures, and shall meet at such times and at such place or places as may be provided by this charter or such rules, or by resolution of the Committee, or resolution of the Board. At every meeting of the Committee, the presence of a majority of all the members shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by the Committee of any resolution. Members of the Committee may participate in a meeting of the Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person and attendance at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. If a quorum shall not be present at any meeting of the Committee, the members present thereat may adjourn the meeting from time to time, without notice other than the announcement at the meeting, until a quorum shall be present.

Action Without Meeting

Unless otherwise restricted by the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of the Fund, any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if a written consent thereto is signed by all members of the Committee and such written consent is filed with the minutes of proceedings of the Committee. Such consent shall have the same force and effect as a unanimous vote at a meeting.

Compensation

Members of the Committee shall be paid such compensation for attending Committee meetings as shall be set by the Board from time to time.

Annual Review

At least once each year the Committee and the Board shall:

•	Evaluate the performance of the Committee;

•	Review and reassess the adequacy of this charter and make appropriate changes; and

•	Confirm the independence of the members of the Committee.

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor, Houston, Texas 77019

This Proxy is Solicited by the Board of Directors of Equus II Incorporated (the “Fund”)

for the Annual Meeting of Stockholders on May 6, 2004.

The undersigned hereby constitutes and appoints Sam P. Douglass or Nolan Lehmann, with full power of substitution and revocation to each, the true and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of EQUUS II INCORPORATED, to be held on May 6, 2004, at 9:00 a.m. local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, or any adjournment thereof (the “Annual Meeting”) and to vote the shares of Common Stock, $.001 par value per share, of the Fund (“Shares”), standing in the name of the undersigned on the books of the Fund on March 19, 2004, the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting.

The undersigned hereby acknowledges previous receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby revokes any proxy or proxies heretofore given by the undersigned.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

EQUUS II INCORPORATED

May 6, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

This proxy when properly executed will be voted in the manner directed herein.

If no direction is made, the proxy will be voted FOR election of directors and FOR proposal 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1. Election of the nine nominees listed below to the Board of Directors	The Board of Directors recommends a vote “FOR” The following Proposal:

	NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Sam P. Douglass ☐ Gregory J. Flangan ☐ Robert L. Knauss ☐ Nolan Lehmann ☐ Brad Orvieto	2.	Ratification of the appointment of Pricewaterhouse- Coopers LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ FOR ALL EXCEPT (See instructions below)	☐ Gary R. Petersen ☐ John W. Storms ☐ Dr. Francis D. Tuggle ☐ Dr. Edward E. Williams	.	The Board of Directors knows of no other matter to come before the meeting. If any other matter is properly brought before the meeting with respect to which the Fund was not provided notice on or before February 15, 2004, the proxies will have discretion to vote the proxy on such matter in accordance with their best judgment.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ☐

To change the address on your account, please check the
box at right and indicate your new address in the address
space above. Please note that changes to the registered    ☐
name(s) on the account may not be submitted via this
method.

Signature of Stockholder Date Signature of Stockholder Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.